                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 -----------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 9, 1994
                                                         ----------------------

                          Merrill Lynch & Co., Inc.
       ------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-7182                   13-2740599
       ------------------------------------------------------------------------
       (State or Other               (Commission          (I.R.S. Employer
       Jurisdiction of               File Number)         Identification No.)
       Incorporation)


       World Financial Center, North Tower, New York, New York     10281-1332
       ------------------------------------------------------------------------
       (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000
                                                           --------------------

           --------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events
- --------------------

     Exhibits are filed herewith in connection with various registration statements filed from time to time by Merrill Lynch & Co., Inc. ("ML & Co."). These exhibits set forth the audited financial statements for ML & Co. for its 1993 fiscal year and other supplementary information.

Item 7. Financial Statements and Exhibits
- -----------------------------------------

                                  EXHIBITS
       (12)        Statement re: computation of ratios

       (23)        Consent of Independent Auditors

       (28)        -- Financial Highlights

                   -- Selected Financial Data

                   -- Management's Discussion and Analysis (not including the information contained under the caption "Risk Management" beginning at the bottom of page 13 through page 15)

                   -- Statements of Consolidated Earnings

                   -- Consolidated Balance Sheets

                   -- Statements of Changes in Consolidated Stockholders'
                      Equity

                   -- Statements of Consolidated Cash Flows

                   -- Notes to Consolidated Financial Statements

                   -- Independent Auditors' Report

                   -- Five-Year Financial Summary

                   -- Quarterly Information

       (99a)       Independent Auditors' Report


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                MERRILL LYNCH & CO., INC.
                                                -------------------------
                                                      (Registrant)


                                                 By: /s/ Joseph T. Willett
                                                    ----------------------
                                                    Joseph T. Willett
                                                    Senior Vice President and
                                                     Chief Financial Officer


Date: March 9, 1994

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                          MERRILL LYNCH & CO., INC.



                        EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED March 9, 1994



                                                 Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.         Description                                                   Page
- -----------         -----------                                                   ----

    (12)            Statement re: computation of ratios

    (23)            Consent of Independent Auditors

    (28)            -- Financial Highlights

                    -- Selected Financial Data

                    -- Management's Discussion and Analysis (not including
                       the information contained under the caption "Risk
                       Management" beginning at the bottom of page 13
                       through page 15)

                    -- Statements of Consolidated Earnings

                    -- Consolidated Balance Sheets

                    -- Statements of Changes in Consolidated Stockholders'
                       Equity

                    -- Statements of Consolidated Cash Flows

                    -- Notes to Consolidated Financial Statements

                    -- Independent Auditors' Report

                    -- Five-Year Financial Summary

                    -- Quarterly Information

    (99a)           Independent Auditors' Report
